Contingent liabilities, contractual commitments and guarantees	12 Months Ended
Dec. 31, 2022
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Contingent liabilities, contractual commitments and guarantees

33	Contingent liabilities, contractual commitments and guarantees

	HSBC		HSBC Holdings[1]
	2022	2021	2022	2021
	$m	$m	$m	$m
Guarantees and other contingent liabilities:
– financial guarantees	18,783	27,795	17,707	13,746
– performance and other guarantees	88,240	85,534	—	—
– other contingent liabilities	676	858	90	133
At 31 Dec	107,699	114,187	17,797	13,879
Commitments:[2]
– documentary credits and short-term trade-related transactions	8,241	8,827	—	—
– forward asset purchases and forward deposits placed	50,852	47,184	—	—
– standby facilities, credit lines and other commitments to lend	768,761	759,463	—	—
At 31 Dec	827,854	815,474	—	—
1    Financial guarantees by HSBC Holdings are all in favour of other Group entities.
2    Includes $618,788m of commitments at 31 December 2022 (31 December 2021: $627,637m), to which the impairment requirements in IFRS 9 are applied where HSBC has become party to an irrevocable commitment.
The preceding table discloses the nominal principal amounts of off-balance sheet liabilities and commitments for the Group, which represent the maximum amounts at risk should the contracts be fully drawn upon and the clients default. As a significant portion of guarantees and commitments are expected to expire without being drawn upon, the total of the nominal principal amounts is not indicative of future liquidity requirements. The expected credit loss provision relating to guarantees and commitments under IFRS 9 is disclosed in Note 28.
The majority of the guarantees have a term of less than one year, while guarantees with terms of more than one year are subject to HSBC’s annual credit review process.
Contingent liabilities arising from legal proceedings, regulatory and other matters against Group companies are excluded from this note but are disclosed in Notes 28 and 35.
Financial Services Compensation Scheme
The Financial Services Compensation Scheme (‘FSCS’) provides compensation, up to certain limits, to eligible customers of financial services firms that are unable, or likely to be unable, to pay claims against them. The FSCS may impose a further levy on the group to the extent the industry levies imposed to date are not sufficient to cover the compensation due to customers in any future possible collapse. The ultimate FSCS levy to the industry as a result of a collapse cannot be estimated reliably. It is dependent on various uncertain factors including the potential recovery of assets by the FSCS, changes in the level of protected products (including deposits and investments) and the population of FSCS members at the time. In December 2022, the FCA announced that it expects to review various elements of the scheme to ensure consumers are appropriately and proportionately protected, with costs distributed across industry levy payers in a fair and sustainable way, with a view to deliver the majority of changes by the end of the 2023/24 financial year.
Associates
HSBC’s share of associates’ contingent liabilities, contractual commitments and guarantees amounted to $64.8bn at 31 December 2022 (2021: $63.5bn). No matters arose where HSBC was severally liable.